SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 15, 2004

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18335	74-2148293
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

(281) 367-1983

(Registrant's Telephone Number, Including Area Code)

TABLE OF CONTENTS

Item 2. Acquisition or Disposition of Assets	Page 1
Item 7. Financial Statements and Exhibits	Page 1
Signatures	Page 2
Exhibit Index	Page 3

Item 2. Acquisition or Disposition of Assets.

On July 15, 2004, TETRA Technologies, Inc. (“TETRA”) completed the acquisition of Compressco, Inc. (“Compressco”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated June 22, 2004 by and among TETRA, Tetra Acquisition Sub, Inc., a wholly owned subsidiary of TETRA, and Compressco. The acquisition was effected through the merger of TETRA Acquisition Sub with and into Compressco, with Compressco surviving the merger as a wholly-owned subsidiary of TETRA.

Compressco provides natural gas and oil well production enhancement strategies and equipment. As part of its services, Compressco designs and fabricates low-pressure natural gas compressors. Compressco’s current primary markets are onshore in the United States and Canada.

Compressco leases an office facility in Oklahoma City, Oklahoma, that serves as its corporate headquarters. Compressco currently operates from three production and repair facilities and twelve service yards located in the United States and Canada. All of Compressco’s current facilities and locations are leased. Compressco’s principal manufacturing facility is located in Oklahoma City, Oklahoma, with assembly and repair facilities located in Calgary, Canada and Farmington, New Mexico. TETRA intends to continue to operate the businesses currently operated by Compressco and may combine its facilities with those of Compressco where appropriate.

Total consideration for the acquisition was approximately $94 million in cash, including transaction costs. Additionally, TETRA repaid approximately $15.8 million of associated indebtedness of Compressco. The consideration and the payoff of the Compressco indebtedness was funded by a combination of working capital and borrowings under TETRA’s existing credit facility with a bank syndicate led by Bank of America. TETRA drew down $75 million pursuant to its existing credit facility to finance a substantial portion of the cost of the acquisition.

The Agreement and Plan of Merger is attached as Exhibit 2.1, and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical financial statements of the business acquired required by this item will be filed by amendment to this Form 8-K not later than 60 days after the date this report is filed.

(b) Pro Forma Financial Information.

The pro forma financial information of the business acquired required by this item will be filed by amendment to this Form 8-K not later than 60 days after the date this report is filed.

(c) Exhibits.

Exhibit Number	Description
*Exhibit 2.1	Agreement and Plan of Merger dated June 22, 2004 by and among TETRA Technologies, Inc., Tetra Acquisition Sub, Inc. and Compressco, Inc.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By: /s/Geoffrey M. Hertel

Geoffrey M. Hertel

President & Chief Executive Officer

Date: July 26, 2004

EXHIBIT INDEX

Exhibit Number	Description
*Exhibit 2.1	Agreement and Plan of Merger dated June 22, 2004 by and among TETRA Technologies, Inc., Tetra Acquisition Sub, Inc. and Compressco, Inc.

* Filed herewith.